Exhibit 10.19

FOURTH AMENDMENT AND WAIVER

FOURTH AMENDMENT AND WAIVER, dated as of December 28, 2006 (this “Amendment”), to the Credit Agreement, dated as of December 17, 2004 (as amended by the First Amendment, dated as of November 2, 2005, the Second Amendment, dated as of February 3, 2006, the Third Amendment, dated as of October 30, 2006, this Amendment and as the same may be further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among PETROLEUM HEAT AND POWER CO., INC., a Minnesota corporation (the “Borrower”), the other Loan Parties party thereto, the several lenders from time to time parties thereto (collectively, the “Lenders”), JPMORGAN CHASE BANK, N.A., as an LC Issuer and as Agent (in such capacity, the “Agent”), BANK OF AMERICA, N.A. and WACHOVIA BANK, NATIONAL ASSOCIATION, as co-syndication agents, and CITIZENS BANK OF MASSACHUSETTS and GENERAL ELECTRIC CAPITAL CORPORATION, as co-documentation agents.

W I T N E S S E T H :

WHEREAS, the Borrower has requested that the Lenders amend and waive certain terms in the Credit Agreement in the manner provided for herein; and

WHEREAS, the Lenders are willing to agree to the requested amendments and waivers;

NOW, THEREFORE, in consideration of the premises contained herein, the parties hereto agree as follows:

1. Defined Terms. Unless otherwise defined herein, terms which are defined in the Credit Agreement and used herein (and in the recitals hereto) as defined terms are so used as so defined.

2. Amendments to Article I of the Credit Agreement. Article I of the Credit Agreement is hereby amended by adding the following new definitions in the proper alphabetical order:

“Financial Restatement” means the restatement of the consolidated financial statements of the Parent and its Subsidiaries for each of the fiscal years ended September 30, 2004 and September 30, 2005, including the consolidated financial statements for each quarterly period included therein, and the restatement of the consolidated financial statements for the first three quarterly periods of the fiscal year ended September 30, 2006, in each case in order to (a) recognize the change in the fair values of derivative assets and liabilities in the current period and (b) make such other changes that do not result in a failure to satisfy the Financial Restatement Condition.

“Financial Statement Completion Date” means the date on which the consolidated financial statements of the Parent for the fiscal year ended September 30, 2006 and the Financial Restatement, together with the certificates and reports required to be delivered pursuant to Section 6.1(a), have, in each case, been delivered, and any Reporting Violations (as defined in the Fourth Amendment) have been cured.

“Financial Restatement Condition” means the condition that the Financial Restatement does not decrease the cash generated from operations as reflected on the consolidated statement of cash flows of the Parents and its Subsidiaries in accordance with GAAP for any of the fiscal years ended September 30, 2004, September 30, 2005 and September 30, 2006 or for any of the quarterly periods included therein.

“Fourth Amendment” means the Fourth Amendment and Waiver, dated as of December 28, 2006, to this Agreement.

3. Amendment to Section 2.1 of the Credit Agreement. Section 2.1 of the Credit Agreement is hereby amended to add the following proviso at the end of the first sentence thereof:

“, provided further, that the Aggregate Credit Exposure between the Amendment Effective Date (as defined in the Fourth Amendment) and the Financial Statement Completion Date shall not exceed $ 119,000,000.”

4. Amendment to Section 5.5(a) of the Credit Agreement. Section 5.5(a) of the Credit Agreement hereby is amended to add, at the end of the last sentence thereof, the following:

“, and, in each case, subject to any changes that may result from the Financial Restatement (provided that any such changes comply with the Financial Restatement Condition).”

5. Amendment to Section 5.11 of the Credit Agreement. Section 5.11 of the Credit Agreement is amended to add, at the end of the last sentence thereof, the following:

“, and, in each case, subject to any changes that may result from the Financial Restatement (provided that any such changes comply with the Financial Restatement Conditions).”

6. Amendment to Section 6.1 of the Credit Agreement. Section 6.1 of the Credit Agreement is hereby amended to add the following proviso at the end of the first sentence thereof:

“, provided, that, with respect to period ended September 30, 2006, such financial statements and certificate, as of the end of and for the fiscal year ended September 30, 2006, may be delivered later than otherwise required hereunder, but (i) shall be delivered as soon as available upon completion of the Financial Restatement, but in any event not later than February 15, 2007, (ii) such financial statements shall be accompanied by the Financial Restatement, (iii) such financial statements and Financial Restatement shall be delivered together with a certificate of the Borrower’s chief financial officer, certifying that (A) the financial statements and Financial Restatement present fairly, in all material respects, the financial condition and results of operations of the Borrower and its Restricted Subsidiaries, in each case on a consolidated basis in accordance with GAAP consistently applied, and (B) the Financial Restatement complies with the Financial Restatement Condition and (iv) the

Financial Restatement shall be delivered together with or shall include a report by independent public accountants of recognized national standing (without a “going concern” or like qualification or exception and without any qualification or exception as to the scope of such audit) to the effect that such portion of the Financial Restatement covering the fiscal year ended September 30, 2005 presents fairly, in all material respects, the financial condition and results of operations of the Borrower and its Restricted Subsidiaries, in each case on a consolidated basis in accordance with GAAP.”

7. General Amendment and Waiver. The undersigned Lenders hereby waive any Default arising under clause (a) of Article VII of the Credit Agreement to the extent, but only to the extent, any such Default results from an incorrect representation under Section 5.5 or 5.11 made prior to the Amendment Effective Date (as defined below), but only to the extent such representation was incorrect when made as a result of changes made pursuant to the Financial Restatement that comply with the Financial Restatement Condition. The undersigned Lenders hereby waive any Default arising under clause (c) of Article VII of the Credit Agreement to the extent, but only to the extent, any such Default results from a failure to comply with Section 6.1 prior to the Amendment Effective Date (as defined below), but only to the extent such failure to comply was a result of changes made pursuant to the Financial Restatement that comply with the Financial Restatement Condition. The undersigned Lenders hereby waive any Default arising under clause (e) of Article VII of the Credit Agreement in relation to the Parent Indentures, the Parent Notes or any Parent Subordinated Debt, to the extent, but only to the extent, any such Default results from a Reporting Violation (as defined below); provided, that such waiver shall terminate and cease to apply if (i) any Parent Notes or Parent Subordinated Debt becomes due, or is declared to become due, or is required to be prepaid, repurchased, redeemed or defeased, prior to its stated maturity, in any such case as a result of a Reporting Violation, or (ii) the holder or holders of any Parent Notes or Parent Subordinated Debt (or the requisite number or percentage in interest entitled to do so under the terms thereof, if applicable), or any trustee or agent on its or their behalf, (A) gives notice to the Borrower or any Subsidiary of a Reporting Violation, if the effect of such notice is to commence a grace or cure period upon the expiration of which any right or remedy may be exercised if the Reporting Violation is continuing, or (B) otherwise commences any proceeding with respect to the exercise of any material rights or remedies (as determined by the Required Lenders) that may be exercised based upon a Reporting Violation. A “Reporting Violation” means any failure to comply with any provision of any agreement or instrument evidencing or governing the terms of the Parent Notes or Parent Subordinated Debt that require the filing of financial statements or the filing by the Borrower of reports (or delivery of reports required to be filed by it) with the Securities and Exchange Commission, to the extent such non-compliance results from the failure to deliver audited financial statements with respect to the period ended September 30, 2006, within the time required. Neither the Borrower shall, nor shall the Borrower permit the Parent or any Subsidiary to, give any consideration to or for the benefit of any holder of Parent Notes or Parent Subordinated Debt for any amendment, modification or waiver relating to a Reporting Violation.

8. Restriction on Dividends. Notwithstanding anything to the contrary in Section 6.16 of the Credit Agreement, the Borrower shall not pay any dividends after the date hereof and prior to the Financial Statement Completion Date.

9. Representations and Warranties. On and as of the date hereof, each of the Borrower and the other Loan Parties hereby confirms, reaffirms and restates in all material respects the representations and warranties set forth in Article V of the Credit Agreement, except to the extent that such representations and warranties expressly relate to a specific earlier date in which case the Borrower or such Loan Party hereby confirms, reaffirms and restates such representations and warranties as of such earlier date.

10. Effectiveness of Amendment. This Amendment shall become effective (the “Amendment Effective Date”) upon as of the date of receipt by the Agent of (a) counterparts of this Amendment duly executed by the Borrower, the other Loan Parties and each of the Lenders, submitted by facsimile or electronic submission and (b) all other fees required to be paid, and all expenses for which invoices have been presented (including the reasonable fees and expenses of legal counsel) in connection with the preparation and delivery of this Amendment, including, without limitation, the reasonable fees and disbursements of counsel to the Agent.

11. Reference to and Effect on Loan Documents. On and after the Amendment Effective Date, (i) each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to “the Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement as amended hereby. Except as expressly amended herein, all of the provisions of the Credit Agreement and the other Loan Documents are and shall remain in full force and effect in accordance with the terms thereof and are hereby in all respects ratified and confirmed. The execution, delivery and effectiveness of this Amendment shall not be deemed to be a waiver of, or consent to, or a modification or amendment of, any other term or condition of the Credit Agreement or any other Loan Document or to prejudice any other right or rights which the Agent or the Lenders may now have or may have in the future under or in connection with the Credit Agreement or any of the instruments or agreements referred to therein, as the same may be amended from time to time.

12. Expenses. The Borrower agrees to pay and reimburse the Agent for all its reasonable costs and out-of-pocket expenses incurred in connection with the preparation and delivery of this Amendment, including, without limitation, the reasonable fees and disbursements of counsel to the Agent.

13. Counterparts. This Amendment may be executed in any number of counterparts by the parties hereto (including by facsimile transmission), each of which counterparts when so executed shall be an original, but all the counterparts shall together constitute one and the same instrument.

14. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

[Signature pages follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered by their respective duly authorized officers as of the date first above written.

BORROWER:

PETROLEUM HEAT AND POWER CO., INC.

By:
Name:
Title:

OTHER LOAN PARTIES:

STAR GAS FINANCE COMPANY

KESTREL HEAT, LLC

STAR/PETRO, INC.

PETRO HOLDINGS, INC.

MEENAN OIL CO., INC.

MEENAN HOLDINGS OF NEW YORK, INC.

REGIONOIL PLUMBING, HEATING AND COOLING CO., INC.

PETRO PLUMBING CORPORATION

MAXWHALE CORP.

ORTEP OF PENNSYLVANIA, INC.

RICHLAND PARTNERS, LLC

COLUMBIA PETROLEUM TRANSPORTATION, LLC

PETRO, INC.

MAREX CORPORATION

A.P. WOODSON COMPANY

By:
Name:
Title:

STAR GAS PARTNERS, L.P.

By: KESTREL HEAT, LLC, its General Partner

By:
Name:
Title:

MEENAN OIL CO. L.P.

By: MEENAN OIL CO., INC., its General Partner

By:
Name:
Title:

JPMORGAN CHASE BANK, N.A.., as an LC
Issuer,	Agent, Collateral Agent and Lender

By:
Name:
Title:

BANK OF AMERICA, N.A., as Lender

By:
Name:
Title:

WACHOVIA BANK, NATIONAL ASSOCIATION, as Lender

By:
Name:
Title:

GENERAL ELECTRIC CAPITAL CORPORATION, as Lender

By:
Name:
Title:

CITIZENS BANK OF MASSACHUSETTS, as Lender

By:
Name:
Title:

WELLS FARGO FOOTHILL, LLC, as Lender

By:
Name:
Title:

SOCIETE GENERALE, as Lender

By:
Name:
Title:

LASALLE BANK NATIONAL ASSOCIATION, as LC Issuer and Lender

By:
Name:
Title:

ALLIED IRISH BANKS, P.L.C., as Lender

By:
Name:
Title:

PNC BANK, NATIONAL ASSOCIATION, as Lender

By:
Name:
Title:

CITIBANK, N.A., as Lender

By:
Name:
Title:

ISRAEL DISCOUNT BANK OF NEW YORK, as Lender

By:
Name:
Title:

By:
Name:
Title:

RZB FINANCE LLC, as Lender

By:
Name:
Title:

By:
Name:
Title:

BANK LEUMI USA, as Lender

By:
Name:
Title:

By:
Name:
Title:

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